UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Mid-Cap Growth Fund	December 31, 2021
RPMGX	Investor Class
PAMCX	Advisor Class
RRMGX	R Class
RPTIX	I Class
TRQZX	Z Class

T. ROWE PRICE MID-CAP GROWTH FUND

HIGHLIGHTS

■	The Mid-Cap Growth Fund outperformed the Russell Midcap Growth Index and its Lipper peer group index for the 12 months ended December 31, 2021.

■	On a relative basis, the communication services and consumer discretionary sectors added value, while stock selection in health care detracted from performance.

■	In the midst of much uncertainty, we’ve maintained our time-tested, disciplined approach and found compelling opportunities in a variety of industries.

■	While there are signs that we may have begun a correction in the most expensive, growth-at-any-price stocks, we believe that we are likely still in the early innings and that it will not proceed in a straight line. Regardless of the environment, our focus remains on owning quality companies with durable growth prospects and prudent balance sheets.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Mid-Cap Growth Fund returned 15.06% for the 12 months ended December 31, 2021. The fund outperformed the Russell Midcap Growth Index, which returned 12.73%, and the Lipper Mid-Cap Growth Funds Index, which rose 12.22%. (Returns for the Advisor R, I, and Z Class shares varied slightly due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

While performance leadership in our universe seesawed between the richly valued aggressive growers and the more valuation-sensitive durable growth companies for much of the year, 2021 concluded with a strong run by quality and durable growers. The return to a valuation-minded environment boosted our performance versus the benchmark, the composition of which currently places a greater emphasis on high-flying growth names. On a relative basis, the communication services and consumer discretionary sectors added value, while stock selection in health care detracted from performance.

Communication services is a small sector allocation within the portfolio; both stock choices and an underweight allocation lifted relative returns. Our holding in powerhouse sports brand Liberty Media Formula One Corp, which controls the exclusive commercialization of the immensely popular F1 motorsport races, performed extremely well as vaccinations enabled the return of in-person sporting events. Liberty controls a rare asset with high barriers to entry that generates strong free cash flow, and we believe there is room for significant improvement in monetization under an experienced Liberty management team. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock choices in consumer discretionary, a more significant area of investment, also boosted relative results. Our stake in electric vehicle equipment manufacturer Rivian Automotive, initiated when the company was private, benefited performance. Shares spiked following the company’s recent initial public offering. Rivian benefits from the powerful secular trend of electrification. Peloton Interactive sold off on a decline in daily average users as loosened COVID-19 restrictions drew more people out of their homes. Not owning the company for much of the period aided relative performance. We used the pullback in the price to build a position late in the period. Longer term, we believe that Peloton has the potential to grow the number of connected fitness subscribers through its proprietary software, creating a unique and engaging exercise experience.

On the negative side, health care detracted from relative performance due to stock selection. Shares of Teleflex declined on fears that elective and non-critical medical visits and procedures would be canceled or postponed due to the coronavirus. A July proposal to cut Medicare and Medicaid reimbursement for Urolift procedures, which are used in the treatment of benign prostatic hypertrophy, also pressured shares. Toward the end of the period, it was determined that the reimbursement reduction was less than anticipated, which should remove some of the overhang. Teleflex is a long-term holding, and we maintain conviction in the company’s thoughtful management team, their capital allocation decisions, and the quality of the company’s diverse product portfolio.

How is the fund positioned?

We’ve not made any significant changes to the fund’s positioning. The current environment has echoes of 1999, a past period of exuberance, and while we’re beginning to see some air come out of certain inflated market segments, valuations remain extremely elevated in others. We recognize that, much like 1999–2000, it may be difficult to say when the froth has dissipated. In the midst of much uncertainty, we’ve maintained our time-tested, disciplined approach. We like the companies that we hold and sought to opportunistically increase existing positions, as well as to add new names that fit our investment criteria. We found such opportunities across various sectors, from larger sector allocations like information technology and consumer discretionary, to smaller weightings like consumer staples. Selling activity, on the other hand, was largely motivated by runups in performance.

We have maintained a sizable underweight to information technology stocks in recent years, though the sector accounts for a large allocation in absolute terms. Our underweight stems from our view that certain segments, such as cloud software companies, have become expensive as low interest rates have spurred investors to bid up aggressive growth names. However, we believe that several secular trends will underpin long-term growth for select tech companies, and connected TV and advertising fit that bill. We bought shares of The Trade Desk, the world’s largest independent demand-side platform (DSP); advertisers use the company’s software platform to programmatically purchase ad inventory across different channels (display, video, in-app) and devices. Within the massive programmatic advertising market, we believe that The Trade Desk should continue to grow its market share as the DSP industry becomes a two-horse race pitting Trade Desk against Google. On the sales side, we took advantage of strong performance from long-time holding Atlassian, initiated back in the spring of 2014 as a private investment before the company subsequently went public in December of 2015. The company is a leading provider of on-premises and cloud-based workflow and collaboration software for enterprises. Shares climbed on accelerated subscription revenue growth, cloud migration success, and strong subscription retention rates, and we reduced our position on strength.

Our approach toward consumer discretionary is selective in a sector that has faced persistent headwinds in recent years. We focus on companies with strong brands and innovative management teams that are capable of navigating an uneven recovery and taking share from competitors. We believe that Bright Horizons Family Solutions belongs in this category. The company is a worksite child-care services company that operates in the U.S. and Europe. Its share price has been pressured by the ongoing global disruption of operations brought about by the coronavirus pandemic. The perception that a shift to a work-from-home/hybrid work model would decrease demand for on-site child-care has weighed on the stock, but we believe the growing complexity in child-care given new work dynamics benefits an industry leader like Bright Horizons, especially its fast-growing backup care segment. We increased our position.

Within the consumer discretionary sector, we also found new opportunities, such as Deckers Outdoor, a California-based designer and distributor of lifestyle and performance footwear, apparel, and accessories whose portfolio of brands includes UGG and HOKA. The shift toward work-from-home and health and fitness trends accelerated brand momentum. We believe outsized growth will be supported via international opportunities, the expansion of product portfolios, and a favorable footwear backdrop. On the other hand, we reduced our position in auto technology supplier Aptiv. The company was a strong performer over the past year, boosted by growing demand for electric and hybrid vehicles and a sustained recovery in China’s car market.

Consumer staples is a very small allocation in the fund, where it’s more challenging to find names that fit our investment criteria, but within that sector, our preferences for brand strength and an innovative culture were met by our holding in Boston Beer. The company is a leading U.S. craft brewer with several popular brands, including over 50 beers with Samuel Adams and other popular craft beer brands, flavored malt beverages under the Twisted Tea brand, hard cider beverages under the Angry Orchard brand, and Truly hard seltzers. While the share price has been pressured by a deceleration in hard seltzer sales, we believe expectations have been reasonably reset, with a solid foundation for more steady growth ahead, and we opportunistically increased our position.

What is portfolio management’s outlook?

Even though the coronavirus pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of coronavirus vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation stemming in part from shortages of some goods and materials and global supply chain disruptions, the emergence of variants of the coronavirus, and the Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.

Within our investment universe, we saw performance leadership ping-pong between aggressive- and durable-growth names in 2021. Volatility continued in the final quarter, with many mid- and small-cap benchmarks falling into a technical correction before rebounding into year-end. The dominance of expensive and aggressive growth names once again gave way to quality and durable growth companies in the final weeks of the year. While we are in the midst of a correction in the most expensive, growth-at-any-price stocks, we expect the path to be volatile as global markets face more uncertain prospects in 2022, including the potential for persistent inflation, a shift toward monetary tightening, and new coronavirus variants. Regardless of the environment, our focus remains on owning quality companies with durable growth prospects and prudent balance sheets. We pay careful attention to risk and valuation relative to growth prospects and believe this disciplined approach will help us continue to serve clients well over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

PRINCIPAL RISKS

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Mid-cap stocks. Investments in securities issued by mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Medium-sized companies may have less experienced management, narrower product lines, and less capital reserves and liquidity than larger companies and are therefore more sensitive to economic, market, and industry changes.

Growth investing. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/21
Hologic	2.7%
Microchip Technology	2.6
Catalent	2.5
Marvell Technology	2.4
Textron	2.4
Ball	2.4
Ingersoll-Rand	2.2
Rivian Automotive	2.0
Agilent Technologies	1.9
Teleflex	1.9
J.B. Hunt Transport Services	1.7
Bruker	1.7
Hilton Worldwide Holdings	1.6
Avantor	1.6
Burlington Stores	1.6
Keysight Technologies	1.5
KLA	1.5
Cooper Companies	1.4
KKR	1.3
TransUnion	1.3
Dollar General	1.2
Fortinet	1.2
Tradeweb Markets	1.1
Entegris	1.1
Colfax	1.1
Total	**43.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has five share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 113.08	$ 95.33	$ 76.38	$ 87.02	$ 75.37
Investment activities					
Net investment income (loss)[1][2]	(0.33)	(0.06)	0.21	0.13	(0.03)
Net realized and unrealized gain/ loss	16.93	22.93	23.78	(1.51)	18.68
Total from investment activities	16.60	22.87	23.99	(1.38)	18.65
Distributions					
Net investment income	–	–	(0.20)	(0.12)	–
Net realized gain	(12.34)	(5.12)	(4.84)	(9.14)	(7.00)
Total distributions	(12.34)	(5.12)	(5.04)	(9.26)	(7.00)
NET ASSET VALUE					
End of period	**$ 117.34**	**$ 113.08**	**$ 95.33**	**$ 76.38**	**$ 87.02**

Ratios/Supplemental Data

Total return[2][3]	**15.06%**	**24.17%**	**31.53%**	**(2.04)%**	**24.86%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.72%	0.73%	0.74%	0.75%	0.76%
Net expenses after waivers/ payments by Price Associates	0.72%	0.73%	0.74%	0.75%	0.76%
Net investment income (loss)	(0.27)%	(0.06)%	0.23%	0.15%	(0.03)%
Portfolio turnover rate	13.9%	23.0%	22.8%	25.2%	25.8%
Net assets, end of period (in millions)	$22,145	$22,795	$25,265	$21,085	$24,810

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 108.69	$ 92.07	$ 73.94	$ 84.50	$ 73.37
Investment activities					
Net investment loss[1][2]	(0.65)	(0.32)	(0.06)	(0.11)	(0.24)
Net realized and unrealized gain/ loss	16.25	22.06	23.03	(1.45)	18.16
Total from investment activities	15.60	21.74	22.97	(1.56)	17.92
Distributions					
Net realized gain	(12.05)	(5.12)	(4.84)	(9.00)	(6.79)
NET ASSET VALUE					
End of period	**$ 112.24**	**$ 108.69**	**$ 92.07**	**$ 73.94**	**$ 84.50**

Ratios/Supplemental Data

Total return[2][3]	**14.73%**	**23.79%**	**31.19%**	**(2.30)%**	**24.53%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	1.00%	1.01%	1.03%	1.02%	1.01%
Net expenses after waivers/ payments by Price Associates	1.00%	1.01%	1.03%	1.02%	1.01%
Net investment loss	(0.55)%	(0.35)%	(0.07)%	(0.13)%	(0.29)%
Portfolio turnover rate	13.9%	23.0%	22.8%	25.2%	25.8%
Net assets, end of period (in millions)	$479	$560	$779	$681	$1,013

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

R Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 104.35	$ 88.78	$ 71.63	$ 82.06	$ 71.38
Investment activities					
Net investment loss[1][2]	(0.92)	(0.54)	(0.26)	(0.34)	(0.44)
Net realized and unrealized gain/ loss	15.57	21.23	22.25	(1.38)	17.64
Total from investment activities	14.65	20.69	21.99	(1.72)	17.20
Distributions					
Net realized gain	(12.05)	(5.12)	(4.84)	(8.71)	(6.52)
NET ASSET VALUE					
End of period	**$ 106.95**	**$ 104.35**	**$ 88.78**	**$ 71.63**	**$ 82.06**

Ratios/Supplemental Data

Total return[2][3]	**14.43%**	**23.49%**	**30.82%**	**(2.55)%**	**24.20%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	1.27%	1.28%	1.27%	1.28%	1.27%
Net expenses after waivers/ payments by Price Associates	1.27%	1.28%	1.27%	1.28%	1.27%
Net investment loss	(0.82)%	(0.61)%	(0.31)%	(0.39)%	(0.55)%
Portfolio turnover rate	13.9%	23.0%	22.8%	25.2%	25.8%
Net assets, end of period (in thousands)	$61,110	$89,697	$100,125	$103,801	$148,529

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 113.18	$ 95.31	$ 76.37	$ 87.01	$ 75.36
Investment activities					
Net investment income (loss)[1][2]	(0.19)	0.05	0.32	0.26	0.10
Net realized and unrealized gain/ loss	16.95	22.96	23.78	(1.52)	18.67
Total from investment activities	16.76	23.01	24.10	(1.26)	18.77
Distributions					
Net investment income	–	(0.02)	(0.32)	(0.24)	–
Net realized gain	(12.53)	(5.12)	(4.84)	(9.14)	(7.12)
Total distributions	(12.53)	(5.14)	(5.16)	(9.38)	(7.12)
NET ASSET VALUE					
End of period	**$ 117.41**	**$ 113.18**	**$ 95.31**	**$ 76.37**	**$ 87.01**

Ratios/Supplemental Data					
Total return[2][3]	**15.19%**	**24.32%**	**31.68%**	**(1.91)%**	**25.02%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.61%	0.61%	0.61%	0.62%	0.62%
Net expenses after waivers/ payments by Price Associates	0.61%	0.61%	0.61%	0.62%	0.62%
Net investment income (loss)	(0.16)%	0.05%	0.35%	0.29%	0.11%
Portfolio turnover rate	13.9%	23.0%	22.8%	25.2%	25.8%
Net assets, end of period (in millions)	$9,378	$8,578	$8,482	$5,561	$4,076

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Z Class

	Year Ended 12/31/21	3/16/20[1] Through 12/31/20
NET ASSET VALUE		
Beginning of period	$ 113.24	$ 67.37
Investment activities		
Net investment income[2][3]	0.55	0.46
Net realized and unrealized gain/loss	16.98	51.05
Total from investment activities	17.53	51.51
Distributions		
Net investment income	–	(0.20)
Net realized gain	(13.24)	(5.44)
Total distributions	(13.24)	(5.64)
NET ASSET VALUE		
End of period	**$ 117.53**	**$ 113.24**

Ratios/Supplemental Data		
Total return[3][4]	**15.89%**	**76.73%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.60%	0.61%[5]
Net expenses after waivers/payments by Price Associates	0.00%	0.00%[5]
Net investment income	0.45%	0.58%[5]
Portfolio turnover rate	13.9%	23.0%
Net assets, end of period (in millions)	$5,676	$5,955

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

December 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.5%		
COMMUNICATION SERVICES 3.0%		
Entertainment 2.0%		
Liberty Media-Liberty Formula One, Class C (1)	4,346,800	274,892
Playtika Holding (1)	2,991,600	51,725
Spotify Technology (1)	1,350,000	315,940
Zynga, Class A (1)	20,000,000	128,000
		770,557
Interactive Media & Services 1.0%		
IAC/InterActiveCorp (1)	1,240,635	162,163
Match Group (1)	999,300	132,158
Vimeo (1)	3,593,100	64,532
		358,853
Total Communication Services		1,129,410
CONSUMER DISCRETIONARY 15.9%		
Auto Components 0.3%		
Aptiv (1)	749,500	123,630
		123,630
Automobiles 2.0%		
Rivian Automotive, Acquisition Date: 12/23/19 - 7/10/20, Cost $93,583 (1)(2)	7,776,275	766,006
		766,006
Diversified Consumer Services 1.1%		
Bright Horizons Family Solutions (1)	1,100,000	138,468
Clear Secure, Class A (1)	600,000	18,822
Terminix Global Holdings (1)	5,988,400	270,855
		428,145
Hotels, Restaurants & Leisure 4.9%		
Chipotle Mexican Grill (1)	200,000	349,650
Domino's Pizza	485,613	274,046
DraftKings, Class A (1)	2,467,900	67,793
Hilton Worldwide Holdings (1)	3,886,800	606,302
MGM Resorts International	6,500,000	291,720
Vail Resorts	827,700	271,403
		1,860,914
Internet & Direct Marketing Retail 1.2%		
Deliveroo (GBP) (1)	24,637,800	70,332
DoorDash, Class A (1)	350,000	52,115
Etsy (1)	1,149,600	251,693

Farfetch, Class A (1)	2,467,900	82,502
		456,642
Leisure Products 0.1%		
Peloton Interactive, Class A (1)	1,099,600	39,322
		39,322
Multiline Retail 2.0%		
Dollar General	1,996,100	470,740
Dollar Tree (1)	2,098,600	294,896
		765,636
Specialty Retail 3.6%		
Bath & Body Works	1,746,500	121,888
Burlington Stores (1)	2,039,200	594,447
Five Below (1)	625,000	129,306
O'Reilly Automotive (1)	425,000	300,148
Ross Stores	1,749,300	199,910
Warby Parker, Class A (1)	300,000	13,968
		1,359,667
Textiles, Apparel & Luxury Goods 0.7%		
Deckers Outdoor (1)	250,000	91,578
Lululemon Athletica (1)	197,439	77,287
On Holding, Class A (1)	374,900	14,175
VF	1,197,700	87,696
		270,736
Total Consumer Discretionary		6,070,698
CONSUMER STAPLES 2.3%		
Beverages 0.4%		
Boston Beer, Class A (1)	314,469	158,838
		158,838
Food & Staples Retailing 1.0%		
Casey's General Stores (3)	1,994,400	393,595
		393,595
Food Products 0.4%		
TreeHouse Foods (1)(3)	3,390,500	137,417
		137,417
Household Products 0.3%		
Reynolds Consumer Products	3,988,800	125,248
		125,248

Personal Products 0.2%		
Olaplex Holdings (1)	1,983,400	57,776
		57,776
Total Consumer Staples		872,874
ENERGY 0.2%		
Oil, Gas & Consumable Fuels 0.2%		
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $4,038 (1)(2)(4)	1,337	7,955
Venture Global LNG, Series C, Acquisition Date: 10/16/17 - 3/8/18, Cost $33,184 (1)(2)(4)	9,021	53,677
Total Energy		61,632
FINANCIALS 6.2%		
Banks 0.4%		
Webster Financial	2,495,500	139,349
		139,349
Capital Markets 4.0%		
Cboe Global Markets	2,000,000	260,800
KKR	6,801,700	506,727
MarketAxess Holdings	448,774	184,567
Raymond James Financial	1,121,850	112,634
Tradeweb Markets, Class A	4,275,500	428,148
		1,492,876
Consumer Finance 0.3%		
SoFi Technologies (1)	7,375,529	116,607
		116,607
Insurance 1.5%		
Assurant	1,951,000	304,083
Axis Capital Holdings	3,595,300	195,836
Kemper	1,246,400	73,276
		573,195
Total Financials		2,322,027
HEALTH CARE 24.5%		
Biotechnology 3.8%		
Alkermes (1)	6,631,200	154,242
Alnylam Pharmaceuticals (1)	1,550,000	262,849
Argenx, ADR (1)	617,100	216,102
Exact Sciences (1)	1,457,600	113,445
Exelixis (1)	2,322,700	42,459
Incyte (1)	700,000	51,380
Ionis Pharmaceuticals (1)	3,701,400	112,633

Kodiak Sciences (1)	299,173	25,364
Neurocrine Biosciences (1)	1,457,600	124,144
Seagen (1)	1,700,400	262,882
Ultragenyx Pharmaceutical (1)	987,000	82,997
		1,448,497
Health Care Equipment & Supplies 8.4%		
Alcon	3,158,000	275,125
Cooper	1,247,500	522,628
DENTSPLY SIRONA	1,698,900	94,781
Hologic (1)(3)	13,168,200	1,008,157
ICU Medical (1)	898,200	213,179
Ortho Clinical Diagnostics Holdings (1)	5,988,400	128,092
Quidel (1)	1,727,400	233,182
Teleflex	2,150,000	706,232
		3,181,376
Health Care Providers & Services 1.4%		
Acadia Healthcare (1)(3)	5,101,300	309,649
agilon health (1)	1,329,629	35,900
Molina Healthcare (1)	510,059	162,239
		507,788
Health Care Technology 1.3%		
Doximity, Class A (1)	1,074,600	53,870
Multiplan (1)	15,060,600	66,718
Veeva Systems, Class A (1)	1,457,600	372,388
		492,976
Life Sciences Tools & Services 6.2%		
Agilent Technologies	4,448,300	710,171
Avantor (1)	14,332,100	603,955
Bruker (3)	7,500,000	629,325
West Pharmaceutical Services	805,796	377,926
		2,321,377
Pharmaceuticals 3.4%		
Catalent (1)	7,229,600	925,606
Elanco Animal Health (1)	6,137,092	174,170
Perrigo	4,241,800	165,006
		1,264,782
Total Health Care		9,216,796
INDUSTRIALS & BUSINESS SERVICES 17.3%		
Aerospace & Defense 2.9%		
BWX Technologies	4,129,600	197,725

Textron (3)	11,617,200	896,848
		1,094,573
Airlines 0.8%		
Southwest Airlines (1)	6,994,700	299,653
		299,653
Commercial Services & Supplies 0.6%		
Waste Connections	1,554,700	211,859
		211,859
Electrical Equipment 0.1%		
Shoals Technologies Group, Class A (1)	2,250,000	54,675
		54,675
Industrial Conglomerates 0.8%		
Roper Technologies	648,100	318,774
		318,774
Machinery 5.3%		
Colfax (1)(3)	8,974,800	412,572
Fortive	4,615,300	352,101
IDEX	1,600,000	378,112
Ingersoll Rand	13,603,100	841,624
		1,984,409
Professional Services 5.1%		
Clarivate (1)	16,743,600	393,809
CoStar Group (1)	3,989,020	315,252
Equifax	1,250,000	365,988
Legalzoom.com (1)	275,004	4,419
Leidos Holdings	1,097,000	97,523
TransUnion	4,195,300	497,479
Upwork (1)	1,449,400	49,512
Verisk Analytics	847,600	193,872
		1,917,854
Road & Rail 1.7%		
JB Hunt Transport Services	3,109,300	635,541
		635,541
Total Industrials & Business Services		6,517,338
INFORMATION TECHNOLOGY 21.0%		
Electronic Equipment, Instruments & Components 4.0%		
Amphenol, Class A	2,742,300	239,842
Cognex	1,200,000	93,312
Corning	7,530,400	280,357
Keysight Technologies (1)	2,700,000	557,577
Littelfuse	192,400	60,544

National Instruments	6,073,000	265,208
		1,496,840
IT Services 1.4%		
Broadridge Financial Solutions	599,500	109,601
FleetCor Technologies (1)	1,708,700	382,475
Thoughtworks Holding (1)	1,090,098	29,225
Toast, Class A (1)	131,914	4,579
		525,880
Semiconductors & Semiconductor Equipment 8.5%		
Entegris	3,012,100	417,417
KLA	1,273,100	547,573
Lattice Semiconductor (1)	1,110,500	85,575
Marvell Technology	10,470,400	916,055
Microchip Technology	11,250,000	979,425
Skyworks Solutions	1,700,400	263,800
		3,209,845
Software 7.1%		
Atlassian, Class A (1)	499,651	190,512
Bill.com Holdings (1)	524,800	130,754
Black Knight (1)	3,706,400	307,224
CCC Intelligent Solutions Holdings (1)	5,550,000	63,215
Ceridian HCM Holding (1)	3,886,800	406,015
Citrix Systems	2,099,200	198,563
Crowdstrike Holdings, Class A (1)	873,600	178,870
DocuSign (1)	1,819,900	277,189
Fortinet (1)	1,263,300	454,030
HashiCorp, Class A (1)	62,472	5,687
nCino (1)	874,400	47,970
Procore Technologies (1)	340,033	27,192
PTC (1)	1,746,500	211,588
SentinelOne, Class A (1)	900,000	45,441
Trade Desk, Class A (1)	1,275,000	116,841
		2,661,091
Total Information Technology		7,893,656
MATERIALS 5.8%		
Chemicals 0.6%		
RPM International	2,295,500	231,846
		231,846
Construction Materials 0.6%		
Martin Marietta Materials	514,958	226,849
		226,849

Containers & Packaging 4.5%		
Ardagh Metal Packaging (1)	4,750,000	42,892
Avery Dennison	1,670,300	361,737
Ball	9,256,400	891,114
Packaging Corp. of America	400,000	54,460
Sealed Air	5,344,300	360,580
		1,710,783
Metals & Mining 0.1%		
Kirkland Lake Gold	1,250,000	52,438
		52,438
Total Materials		2,221,916
REAL ESTATE 0.1%		
Real Estate Management & Development 0.1%		
eXp World Holdings	799,700	26,942
Total Real Estate		26,942
UTILITIES 0.2%		
Electric Utilities 0.2%		
Eversource Energy	971,700	88,405
		88,405
Multi-Utilities 0.0%		
Ameren	100,000	8,901
		8,901
Total Utilities		97,306
Total Common Stocks (Cost $19,065,520)		**36,430,595**

CONVERTIBLE PREFERRED STOCKS 0.6%

CONSUMER DISCRETIONARY 0.2%		
Internet & Direct Marketing Retail 0.2%		
Maplebear DBA Instacart, Series E, Acquisition Date: 11/19/21, Cost $57,556 (1)(2)(4)	478,699	56,845
Maplebear DBA Instacart, Series I, Acquisition Date: 2/26/21, Cost $9,259 (1)(2)(4)	74,070	8,796
Total Consumer Discretionary		65,641
HEALTH CARE 0.1%		
Biotechnology 0.1%		
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $26,556 (1)(2)(4)	3,278,524	26,556
Total Health Care		26,556

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 12/31/21	12/31/20
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (53,605)	$ 9,844
Net realized gain	4,616,954	3,313,918
Change in net unrealized gain / loss	873,337	4,137,893
Increase in net assets from operations	5,436,686	7,461,655
Distributions to shareholders		
Net earnings		
Investor Class	(2,134,827)	(996,831)
Advisor Class	(47,261)	(25,372)
R Class	(6,214)	(4,208)
I Class	(927,870)	(377,648)
Z Class	(576,829)	(290,612)
Decrease in net assets from distributions	(3,693,001)	(1,694,671)
Capital share transactions*(1)		
Shares sold		
Investor Class	1,345,085	1,694,808
Advisor Class	48,915	94,831
R Class	7,621	11,263
I Class	1,632,033	1,886,996
Z Class	427,649	4,436,417
Distributions reinvested		
Investor Class	2,008,788	937,761
Advisor Class	46,417	25,115
R Class	6,214	4,208
I Class	811,520	332,358
Z Class	576,829	290,612
Shares redeemed		
Investor Class	(5,074,034)	(7,728,673)
Advisor Class	(203,584)	(467,040)
R Class	(47,195)	(37,174)
I Class	(1,998,920)	(3,130,812)
Z Class	(1,570,577)	(765,592)
Decrease in net assets from capital share transactions	(1,983,239)	(2,414,922)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has five classes of shares: the Mid-Cap Growth Fund (Investor Class), the Mid-Cap Growth Fund–Advisor Class (Advisor Class), the Mid-Cap Growth Fund–R Class (R Class), the Mid-Cap Growth Fund–I Class (I Class), and the Mid-Cap Growth Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2021, the fund realized $691,265,000 of net gain on $1,208,515,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2021, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,155,073,000 and $11,015,970,000, respectively, for the year ended December 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/ tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind, a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the offset of the current net operating loss against realized gains. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, were characterized for tax purposes as follows:

At December 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2021 as indicated in the table below. At December 31, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2021, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $3,750,000 for T. Rowe Price Services, Inc.; and $6,912,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2021, the fund was charged $212,000 for shareholder servicing costs related to the college savings plans, of which $131,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2021, approximately less than 1% and 2% of the outstanding shares of the Investor Class and I Class, respectively, were held by the college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2021, the fund was allocated $27,000 of Spectrum Funds’ expenses. Of these amounts, $17,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2021, approximately 3% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2021, approximately 97% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 175,763 shares of the I Class, representing less than 1% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $579,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$146,420,000 from short-term capital gains

■	$4,299,628,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $173,842,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $156,336,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT

At a meeting held on July 27, 2021 (July Meeting), the fund’s Board of Directors (Board) considered the initial approval of an investment subadvisory agreement (Subadvisory Agreement) between T. Rowe Price Associates, Inc. (Advisor), and T. Rowe Price Investment Management, Inc. (Subadvisor), with respect to the fund. The Subadvisory Agreement, which will become effective on March 7, 2022, authorizes the Subadvisor to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Agreement will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisors. The Advisor will retain oversight responsibilities with respect to the fund. However, there will be information barriers between investment personnel of the Advisor and Subadvisor that restrict the sharing of certain information, such as investment research, trading, and proxy voting.

At the July Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Agreement. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and the Advisor. The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 8–9, 2021 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s semiannual shareholder report for the period ended June 30, 2021. The factors considered by the Board at the July meeting in connection with approval of the proposed Subadvisory Agreement were substantially similar to the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. However, at the July Meeting, the Board also considered that the Subadvisor will have its own investment platform and investment management leadership, all of whom will transition from the Advisor to the Subadvisor, and the Advisor and Subadvisor will implement information barriers restricting the sharing of investment information and voting activity. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Following discussion at the July Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Advisor and Subadvisor on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective March 7, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2001 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

(d)Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.

(e)Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Mid-Cap Growth Fund	Principal Occupation(s)

Francisco Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Timothy Francis Bei (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) President	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971) Vice President	Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Matt Mahon (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert J. Marcotte (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Rekha Marda (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brad Moldin (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Equity Research Analyst, Fidelity Investments (to 2019)

Rohit Pandey (1974) Vice President	Vice President, T. Rowe Price; formerly, Equity Analyst, Jennison Associates (to 2019)

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Emily Scudder, CFA, CPA (1985) Vice President	Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.

Nathan Segal (1985) Vice President	Employee, T. Rowe Price; formerly, student, The Graduate School of Business, Stanford University (to 2020); summer intern, T. Rowe Price (2019); Charles P. Bonini Fellow, Eli Lilly (to 2018); pre- M.B.A. summer intern, T. Rowe Price (2017); Assistant Director and Senior Policy Advisor, The White House (to 2017); Assistant Administrator, The U.S. Small Business Administration (to 2017)

John F. Wakeman (1962) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Jon Davis Wood, CFA (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ashley R. Woodruff, CFA (1979) Vice President	Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.

Nina Xu (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date February 15, 2022

	By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date February 15, 2022